UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2008

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                   000-50908                   20-1195343
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(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

    461 Fifth Avenue, 25th Floor, New York, New York                    10017
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        (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (212) 644-3450


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On February 14, 2008, at 8:30 a.m. ET, Rand Logistics, Inc. (the "Company") held a conference call for investors and the public to provide an update on the results of its third quarter ended December 31, 2008. A transcript of the conference call is attached as exhibit 99.1 to this form 8-K and is incorporated by reference herein.

Also on February 14, 2008, Edward Levy, the Company's President, gave stockholders, potential investors and their representatives a summary of the Company's business and historical financial performance at the BB&T 2008 Transportation Conference. The presentation is attached as Exhibit 99.2 and is incorporated by reference herein.

ITEM 8.01. OTHER EVENTS.

On February 13, 2007, the Company issued the press releases attached hereto as Exhibits 99.3, 99.4 and 99.5 and incorporated by reference herein.

On February 14, 2007, the Company issued the press release attached hereto as
Exhibit 99.6 and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1     Transcript of Rand Logistics, Inc.'s February 14, 2008 conference call.

99.2     Investor Presentation, dated February 14, 2008.

99.3     Press release, dated February 13, 2008.

99.4     Press release, dated February 13, 2008.

99.5     Press release, dated February 13, 2008.

99.6     Press release, dated February 14, 2008.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RAND LOGISTICS, INC.


Date: February 14, 2008               By: /s/ Laurence S. Levy
                                          --------------------------------------
                                          Name:  Laurence S. Levy
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer